                                                                  Exhibit 10.3.5

                                 AMENDMENT NO. 1

                                       TO

                       POWER PURCHASE AND SALES AGREEMENT

                                     BETWEEN

                               CHEVRON U.S.A. INC.

                                       AND

                           SOUTHERN CALIFORNIA EDISON

                                TABLE OF CONTENTS

Section    Title                                                  Page
-------    -----                                                  ----

 1         PARTIES                                                  1

 2         RECITALS                                                 1

 3         AGREEMENT                                                3

 4         EFFECTIVE DATE                                           3

 5         AMENDMENT TO SECTION 4                                   3

 6         AMENDMENT TO SECTION 14                                  3

 7         AMENDMENT TO SECTION 15                                  7

 8         AMENDMENT TO SECTION 34                                 18

 9         EFFECT OF THIS AMENDMENT NO. 1                          21

10         SIGNATURE CLAUSE                                        21

                               AMENDMENT NO. 1 TO
                   POWER PURCHASE AND SALES AGREEMENT BETWEEN
                          HEBER GEOTHERMAL COMPANY AND
                       SOUTHERN CALIFORNIA EDISON COMPANY

         1. PARTIES

         The Parties to this Amendment No. 1 to the Power Purchase and Sales
Agreement, hereinafter referred to as Amendment No. l, are Heber Geothermal
Company, a California partnership, hereinafter referred to as "HGC" and Southern
California Edison Company, a California corporation, hereinafter referred to as
"Edison," hereinafter sometimes referred to individually as "Party" and collectively as "Parties."

         2. RECITALS

         This Amendment No. 1 is made with reference to the following facts, among others:

         2.1 On August 26, 1983, Edison and Chevron U.S.A Inc. executed the
Power Purchase and Sales Agreement to provide the terms and conditions for the sale by Chevron and purchase by Edison of capacity and energy delivered to the
Point of Interconnection from a 47 MW (net) electrical generating facility located at Heber, California utilizing geothermal steam as the prime mover energy source.

         2.2 On August 26, 1983, Chevron assigned and HGC assumed Chevron's right, title and interest in the Power Purchase and Sales Agreement between
Chevron and Edison, dated August 26, 1983.

         2.3 On March 16, 1984, Chevron and HGC issued a Notice of Intention to
Proceed to Edison. The Notice of Intention to Proceed stated Chevron and HGC's desire to construct the facilities necessary to proceed with the Power Purchase and Sales Agreement, dated August 26, 1983.

         2.4 The Public Utilities Commission of the State of California has
issued Decision No. 83-09-054, which authorized the long-term power-purchase contract, to be known as Standard Offer No. 4, which established the terms and conditions of the sale of power produced by Qualifying Facilities and the purchase by Edison of electrical energy therefrom.

         2.5 The Parties wish to provide definitive terms for the exercise of
Seller's option to deliver Net Energy to the Point of Interconnection pursuant to the terms of Section 34.3 of the Power-Purchase and Sales Agreement by
electing to pay for the upgrade of Edison's 115/92 kV substation facility and agreeing to pay the flat monthly transmission service cost, as specified in
Section 34.3 of the Power-Purchase and Sales Agreement, commencing on August 1,
1985.

         2.6 The Parties, therefore, desire to amend the Agreement to modify the provisions covering (i) payments by Edison for energy, (ii) payments by Edison for capacity and (iii) transmission cost to be paid by HGC as Seller.

         3. Agreement: The Parties agree to amend the Power Purchase and Sales
Agreement as follows:

         4. Effective Date: This Amendment No. 1 shall become effective upon execution by the Parties and consent by Chevron U.S.A., Inc., represented by its agent Chevron Resources Company.

         5. Amendment to Section 4:

         The last sentence in Section 4.4 is deleted in its entirety and replaced with the following:

         The prior written notice requirement in this Section 4.4 will apply in the event Edison reduces Seller's capacity as outlined in Sections 12.2, 13.3 and 15.4.1.3.

         6. Amendment to Section 14:

         Section 14 is deleted in its entirety and replaced with the following:

         Seller shall receive a monthly payment for Net Energy received and accepted by Edison at the Point of Interconnection pursuant to the provisions of this Section 14.

         14.1  Net Energy Payments - First Period

         14.1.1 During the First Period of the Contract Term, which shall be defined as the first 10 years of the Contract Term commencing upon date of
Firm Operation but not later than five years from the date of execution of this
Contract, Seller shall be paid a Monthly Energy Payment for Net Energy received and accepted by Edison at the Point of Interconnection. The Monthly Energy
Payment shall be based on the Energy Payment Option selected by the Seller prior to the date of Firm Operation. The Energy Payment Options shall be selected by the Seller prior to the date of Firm Operation in increments of 10% with a total equal to 100%.

              [100]  %     Energy Payment Option No. 1 -- Forecast of Annual
                           Marginal Cost of Energy in effect at the date of
                           execution of this Amendment No. 1. (Appendix B)

                [0]  %     Energy Payment Option No. 2 -- Edison's Avoided
                           Operating Cost.

         14.1.2 Seller shall be paid a Monthly Energy Payment for Net Energy received and accepted by Edison at the Point of Interconnection during each month in the First Period of the Contract Term pursuant to the following formula:

Monthly Energy Payment = [(A x D) + (B x D) + (C x D)] x E

Where A  =  kWh purchased by Edison during on-peak periods defined in
            Edison's Tariff Schedule No. TOU-8.

      B  =  kwh purchased by Edison during mid-peak periods defined in
            Edison's Tariff Schedule No. TOU-8.

      C  =  kWh purchased by Edison during off-peak periods defined in
            Edison's Tariff Schedule No. TOU-8.

      D  =  The sum of:

               (i) the appropriate time-differentiated energy price from the
Forecast of Annual Marginal Cost of Energy, multiplied by the decimal equivalent of the percentage of the forecast specified in Section 14.1.1, and
(ii) the appropriate time-differentiated energy price from Edison's Avoided
Operating Cost multiplied by the decimal equivalent of the percentage of
Edison's Avoided Operating Cost specified in Section 14.1.1.

      E = Energy Loss Adjustment Factor For Remote Generating Sites*

         14.2 Net Energy Payments - Second Period

         During the Second Period of the Contract Term, which shall be defined as the period commencing upon expiration of the First Period and continuing for the remainder of the Contract Term, Seller shall be paid a Monthly Energy
Payment for Net Energy received and accepted by Edison at the Point of
Interconnection based on Edison's Avoided Operating Cost. The Monthly Energy
Payment shall be calculated by the following formula:

Monthly Energy Payment = kWh purchased by Edison for each on-peak, mid-peak, and off-peak time period defined in Edison's Tariff Schedule No. TOU-8

         x Edison's Avoided Operating Cost by time of delivery for each time period

         x Energy Loss Adjustment Factor For Remote Generating Sites*

         7. Amendment to Section 15:

         Section 15 is deleted in its entirety and replaced with the following:

         Seller shall sell to Edison and Edison shall purchase from Seller
Capacity pursuant to the Capacity Payment Option selected by the Seller in
Section 15.1.

--------
*    The Energy Loss Adjustment Factor For Remote Generating Sites shall be 1.0, subject to adjustment by Commission orders and rulings.

         15.1 The Seller hereby elects Option B from the following Capacity
Payment Options:

         [ ]  Option A - As-Available capacity based upon Forecast of Annual
As-Available Capacity Payment Schedule (Appendix A).

         [X]  Option B - Firm Capacity

         Capacity Payment Schedule contained in Edison's Standard Offer No. 2 for Firm Power Purchases in effect at the time of Amendment No. 1 execution.
Capacity Price (Firm Capacity): $147/kW--Year.

         15.2.1 Capacity Payment Option A -- As Available Capacity.

         If Seller selects Capacity Payment Option A, Seller shall be paid a
Monthly Capacity Payment calculated pursuant to the following formula:

Monthly Capacity Payment = (A x D) + (B x D) + (C x D)

Where A = kWh purchased by Edison during on-peak periods defined in Edison's
          Tariff Schedule No. TOU-8.

      B = kWh purchased by Edison during mid-peak periods defined in Edison's
          Tariff Schedule No. TOU-8.

      C = kWh purchased by Edison during off-peak periods defined in Edison's
          Tariff Schedule No. TOU-8.

      D = The appropriate time differentiated capacity price from the Forecast of Annual As-Available Capacity Payment Schedule (Appendix A) or the
          Capacity Payment Schedule contained in Edison's Standard Offer No. 1 for As-

         Available Power Purchases, as updated periodically and accepted by the
         Commission.

         15.2.1.1 During the First Period of the Contract Term, the formula shall be computed with D equal to the appropriate time-differentiated capacity price from the Forecast of Annual As-Available Capacity Payment Schedule
(Appendix A).

         15.2.1.2 During the Second Period of the Contract Term, the formula shall be computed with D equal to the appropriate time-differentiated capacity price from the Capacity Payment Schedule contained in Edison's Standard Offer
No. 1 for As-Available Power Purchase as updated periodically and accepted by the Commission, but not less than the greater of (i) the appropriate time-differentiated capacity price from the Forecast of Annual As-Available
Capacity Payment Schedule (Appendix A) in effect at the end of the First Period, or (ii) the appropriate time-differentiated capacity price from the Capacity
Payment Schedule contained in Edison's Standard Offer No. 1 for As-Available
Power Purchases for the beginning of the Second Period.

         15.2.2 Capacity Payment Option B - Firm Capacity Purchase

         If Seller selects Capacity Payment Option B, Seller shall provide to
Edison for the Contract Term the Capacity specified in Section 3.6, or as adjusted pursuant to Section 13.3, and Seller shall be paid as follows:

         15.2.2.1 If Seller meets the performance requirements set forth in
Section 15.2.2.2, Seller shall be paid a Monthly Capacity Payment, beginning from the date of

Firm Operation equal to the sum of the on-peak, mid-peak, and off-peak Capacity
Period Payments. Each capacity period payment is calculated pursuant to the following formula:

Monthly Capacity Period = A x B x C x D Payment

         Where A = Capacity Price specified in Section 15.1 based on the
                   Capacity Payment Schedule contained in Edison's Standard
                   Offer No. 2 for Firm Power Purchases in effect at the time of
                   Amendment No. 1 execution.

               B = Conversion factors to convert annual capacity prices to monthly payments by time of delivery as specified in Appendix
                   C and subject to periodic modifications as approved by the
                   Commission.

               C = Capacity specified in Section 3.6 or as adjusted pursuant to
                   Section 13.3.

               D = Period Performance Factor: (Period kWh Purchased by Edison
                   (Limited by the Level of

       Period
       Performance
       Factor           = Capacity))
                          ------------------------------------------------------
                          (0.9 x Capacity x (Period Hours minus Allowable
                          Maintenance Hours )

         The Period Performance Factor cannot exceed 1.0. When the allowable maintenance hours equal the period hours, the Period Performance Factor shall equal 1.0.

         15.2.2.2 Minimum Performance Requirement in Capacity Payment Option B
to Receive Full Capacity Payment:

         a. The Capacity shall be available for all of the on-peak hours as defined in Tariff Schedule No. TOU-8 in each of the Peak Months subject to a 20%
allowance for Forced Outages for each month.

         b. There is no minimum performance requirement for the rest of the year.

         15.2.2.3 Capacity Bonus Payment. For Capacity Payment Option B, Seller
may receive a Capacity Bonus Payment as follows:

         a. Bonus During Peak Months. For a Peak Month, Seller shall receive a
Capacity Bonus Payment if (i) the requirements set forth in Section 15.2.2.2 have been met, and (ii) the on-peak capacity factor exceeds 85%.

         b. Bonus During Non-Peak Months

         For a non-peak month, Seller shall receive a Capacity Bonus Payment if
(i) the requirements set forth in section 15.2.2.2 have been met, (ii) the on-peak capacity factor for each Peak Month during the year was at least 85%, and (iii) the on-peak capacity factor for the non-peak month exceeds 85%.

         c. For any eligible month, the Capacity Bonus Payment shall be calculated as follows:

Capacity Bonus Payment = A x B x C x D

         Where A = (1.2 x On-Peak Capacity Factor) - 1.02

                   Where the On-Peak Capacity Factor, not to exceed 1.0, is
                   calculated as follows:

On-Peak Capacity Factor  = (Period kWh Purchased by Edison (Limited by the Level
                           of Capacity))
                           -----------------------------------------------------
                           [(Capacity) x (Period Hours minus Allowable
                           Maintenance Hours)]

                      B  =  Capacity Price specified in Section 15.1 for
                            Capacity Payment Option B

                      C  =  1/12

                      D  = Capacity specified in Section 3.6

         d. When Seller is entitled to receive a Capacity Bonus Payment, the
Monthly Capacity Payment shall be the sum of the Monthly Capacity Payment pursuant to Section 15.2.2.3 and the Monthly Capacity Bonus Payment pursuant to this Section 15.2.2.3.

         15.2.2.4 For Capacity Payment Option B, Seller shall be paid for capacity in excess of Capacity as specified in Section 3.6, or as adjusted pursuant to Section 13.3, based on as-available capacity price contained in
Edison's Standard Offer No. 1 for As-Available Power Purchases Capacity Payment
Schedule, as updated and approved by the Commission.

         15.3 Scheduled Maintenance Allowances

         The allowance for scheduled maintenance is as follows:

                                       10

         15.3.1 Outage periods for scheduled maintenance shall not exceed 840 hours (35 days) in any 12-month period. This allowance may be used in increments of an hour or longer on a consecutive or nonconsecutive basis.

         15.3.2 Seller may accumulate unused maintenance hours on a year-to-year basis up to a maximum of 1,080 hours (45 days). This accrued time must be used only for major overhauls, as such major overhauls are reasonably defined by the
Seller.

         15.4 Failure to Meet Minimum Performance Requirements

         15.4.1 Except when caused by uncontrollable forces, if Seller fails to meet the minimum performance requirements as set forth in Section 15.2.2.2. The following shall apply:

         15.4.1.1 Seller may be placed on probation for a period not to exceed
15 months or as otherwise agreed to by the Parties. During this period, the monthly capacity payment will be based on the level of Capacity actually made available as calculated in Section 15.2.2.1.

         15.4.1.2 If Seller meets or demonstrates to Edison pursuant to Section
12.2 that it can meet its minimum requirement during the probationary period,
Edison shall reinstate regular capacity payments.

         15.4.1.3 If Seller fails to meet its minimum requirements during the probationary period Edison may derate the Capacity to the greater of the
Capacity actually made available when the minimum requirements stated in Section
15.2.2.2 were not met, or the Capacity at which Seller is reasonably likely to meet the minimum

                                       11

requirements. In either case, the quantity by which the Capacity is reduced shall be Considered terminated without prescribed notice as provided in Section
4.4.

         15.4.2 If Seller is prevented from meeting the minimum performance requirement because of a schedule outage, a Forced Outage or an Emergency on the
Edison electric system, Edison shall continue to make capacity payments to
Seller. Under Option B, the calculations of capacity payments will treat hours of Forced Outage and Emergency on the Edison system the same as scheduled maintenance outages.

         15.4.3 If deliveries are interrupted or reduced because of uncontrollable forces, Edison shall continue to make capacity payments to Seller for 90 days from the occurrence of the uncontrolled force event. Under Option B, the calculation of capacity payments will treat hours of interruption or reduction by reason of an uncontrollable force, the same as scheduled maintenance outages with reductions in Capacity treated on a pro rata basis.

         8. Amendment to Section 34:

         Section 34 is deleted in its entirety and replaced with the following:

         34.1 Edison, with Seller's assistance, shall seek to contract with
Interconnecting Utility and/or third parties in order to secure the most economic transmission path and service costs for the delivery of Net Energy from the Project to the Point of Interconnection during the Contract Term at terms and conditions acceptable to Seller. Seller shall be responsible for all costs including transmission losses, incurred in the delivery of the Net Energy from the Project to the Point of Interconnection.

                                       12

The exact, mutually agreed-upon transmission service cost shall be established prior to the Date of Firm Operation and may be adjusted periodically as necessary. The transmission service payments shall consist of (i) a flat monthly service charge expressed in dollars per kilowatt per month and (ii) transmission losses expressed in percentage of Net Energy lost in the transmission of Net
Energy from the Project to the Point of Interconnection.

         34.2 Notwithstanding Section 34.1, for the first five years of the
Contract Term, the Seller shall pay for the transmission of the Net Energy from the Project to the Point of Interconnection at a transmission service cost based on a method of transmission comparable to the method which is then in use or would be negotiated for Edison's geothermal facilities at Brawley and Salton Sea utilizing transmission facilities in existence at that point in time.
Power-exchange arrangements which are in effect or might be in effect for the transmission of the energy generated at Edison's geothermal facilities at
Brawley and Salton Sea will apply to the provisions of this Section 34.2 only to the extent there is uncommitted capacity available in such exchange arrangements at the date of Firm Operation. The provisions of this Section 34.2 are subject to the following conditions:

         34.2.1 The date of initial delivery of Net Energy shall occur on or before August 1, 1985. If Seller does not deliver Net Energy to the Point of
Interconnection by August __, 1985, Seller shall commence making the flat monthly transmission service payments on August 1, 1985 to retain the benefit of this Section 34.2.1.

                                       13

         34.2.2 Seller shall upgrade Edison's 115/92 kV interconnection substation with the Interconnecting Utility by increasing its capacity by 25,000
kVA prior to Date of Firm Operation. Seller shall pay the capital cost of the upgrade and pay the monthly charges related to the upgrade facilities under the terms and condition of Edison's Rule No. 2 H for added facilities. If the Seller is unable to use the upgraded facilities, at any time, then Edison shall have the right to use such facilities.

         34.3 For the first five years of the Contract Term, the applicable portion of the Interconnecting Utility electric system shall be considered part of the Edison electric system for the application of Sections 15.4.2. and
15.4.3.

         34.4 Edison shall prepare and mail a bill to Seller for the transmission service payments provided for in Sections 34.1 and 34.2 within 30 days of the end of each month. Seller shall pay such bills within 20 calendar days of the receipt of said bill. The provisions contained within Section 35 shall apply to the records generated in the preparation and mailing of such bill.

         9. Effect of this Amendment No. 1

         Except as amended herein, all terms, covenants and conditions contained in the Power Purchase and Sales Agreement shall remain in full force and effect.

                                       14

         10. Signature Clause

         The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 on behalf of the Party for whom they sign. This Amendment No. 1 is hereby executed as of this 11th day of
December, 1984.

                           SOUTHERN CALIFORNIA EDISON COMPANY

                           By /s/ Edward A. Myers
                              ---------------------------------------
                           Name  Edward A. Myers
                           Title Vice President

                           HEBER GEOTHERMAL COMPANY, A
                           PARTNERSHIP DRAVO ENERGY, INC.,
                           PARTNER

                           By /s/ W. H. Balke
                              ---------------------------------------
                           Name W. H. Balke
                                -------------------------------------
                           Title
                                 ------------------------------------

                           CENTENNIAL GEOTHERMAL, INC., PARTNER

                           By /s/ Robert O'Leary
                              ---------------------------------------
                           Name   Robert O'Leary
                                -------------------------------------
                           Title
                                 ------------------------------------

                                       15

                           CHEVRON U.S.A., INC., REPRESENTED BY
                           ITS AGENT, CHEVRON RESOURCES
                           COMPANY HEREBY CONSENTS TO
                           AMENDMENT NO. 1

                           By /s/ C. Dohletron
                              ---------------------------------------
                           Name  C. Dohletron
                           Title Vice-President